UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 13, 2018, CVB Financial Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its merger transaction with Community Bank (“Community” or “Community Bank”), located in Pasadena, California.

This Current Report on Form 8-K/A is being filed solely to amend the Original Report to provide the historical financial statements of Community described in Item 9.01(a) below and the unaudited pro forma condensed combined financial statements described in Item 9.01(b) below. No other changes have been made to the Original 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.    Description of Exhibit

(a)	Financial statements of businesses acquired.

Community’s audited consolidated statements of financial condition as of December 31, 2017 and 2016 and related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2017, 2016 and 2015, the notes related thereto and the independent auditor’s report were previously included as part of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Registration No. 333-224311), as filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 4, 2018 and declared effective on May 8, 2018 (the “Registration Statement”), and are incorporated herein by reference.

The unaudited consolidated financial statements of Community as of and for the three months ended March 31, 2018 and 2017 required by this item are included as Exhibit 99.1 to this amended Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2017, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2017, and the unaudited notes related thereto were previously included in the Registration Statement under the heading “Unaudited Pro Forma Condensed Combined Financial Statements,” and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017 required by this item are included as Exhibit 99.2 to this amended Current Report on Form 8-K/A.

(d)	Exhibits.

23.1	Consent of Independent Auditor.

99.1	Unaudited consolidated financial statements of Community Bank as of and for the three months ended March 31, 2018 and March 31, 2017.

99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017.

Exhibit Index

23.1	Consent of Independent Auditor.

99.1	Unaudited consolidated financial statements of Community Bank as of and for the three months ended March 31, 2018 and March 31, 2017.

99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: October 26, 2018	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer